EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT
Dated as of December 5, 2016
among
SYNCHRONOSS TECHNOLOGIES, INC.,
GL MERGER SUB, INC.
and
[NAME OF COMPANY STOCKHOLDER]

GDSVF&H\

i

6.10	Remedies	10
6.11	Severability	10
6.12	Entire Agreement	11
6.13	Further Assurances	11
6.14	No Recourse	11
6.15	Counterparts	11

ii

TENDER AND SUPPORT AGREEMENT
This TENDER AND SUPPORT AGREEMENT, dated as of December 5, 2016 (this “Agreement”), is among Synchronoss Technologies, Inc., a Delaware corporation (“Parent”), GL Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and _______________ (“Company Stockholder”).
WHEREAS, as of the date of this Agreement, Company Stockholder is the holder of record or “beneficial owner” (as defined under Rule 13d-3 under the Exchange Act) of [•] shares of common stock, par value $0.001 per share (“Company Common Stock”), of Intralinks Holdings, Inc., a Delaware corporation (the “Company”) (such shares of Company Common Stock together with any shares of Company Common Stock acquired by Company Stockholder after the date hereof and prior to the Termination Date, “Subject Shares”); provided that Company Options, Company RSUs and Company PSUs beneficially owned by Company Stockholder (“Subject Options”, “Subject RSUs” and “Subject PSUs”, respectively, and together with Subject Shares, “Subject Securities”) shall not be considered “Subject Shares” prior to their exercise or settlement, and shares of Company Common Stock issued upon exercise of Subject Options or settlement of Subject RSUs or Subject PSUs shall be considered “Subject Shares”; provided further, that Unvested Company Shares beneficially owned by Company Stockholder shall not be considered “Subject Shares” for purposes of Section 1.1 hereof if the Company has not granted appropriate waivers, consents or approvals to permit Company Stockholder to tender such Unvested Company Shares in the Offer.
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”; capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Merger Agreement), pursuant to which, among other things, (a) Merger Sub will commence a tender offer to acquire all of the outstanding shares of Company Common Stock (such offer as it may be amended from time to time as permitted by the Merger Agreement, the “Offer”), and (b) following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving corporation, all upon the terms and subject to the conditions set forth in the Merger Agreement; and
WHEREAS, each of Parent and Merger Sub has required, as a condition to its willingness to enter into and perform its obligations under the Merger Agreement, that Company Stockholder enter into this Agreement, and Company Stockholder has agreed to do so in order to induce Parent and Merger Sub to enter into, and in consideration of its entering into, the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
AGREEMENT TO TENDER
1.1    Agreement to Tender.
(a)    Company Stockholder agrees that as promptly as practicable after the commencement of the Offer, and in any event no later than the tenth Business Day following the commencement of the Offer, Company Stockholder shall validly and irrevocably tender into the Offer (and deliver any certificates evidencing the Subject Shares, to the extent that any are in certificated form) all Subject Shares, free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever that would prevent Company Stockholder from tendering the Subject Shares in accordance with this Agreement or otherwise complying with Company Stockholder’s obligations under this Agreement; provided that if Company Stockholder has not received the Offer Documents within such ten Business Day period following the commencement of the Offer, Company Stockholder shall so tender the Subject Shares within five Business Days following receipt of the Offer Documents. If Company Stockholder acquires any Subject Shares after the tenth Business Day following the commencement of the Offer, Company Stockholder shall validly tender into the Offer (and deliver any certificates evidencing such Subject Shares, to the extent that any are in certificated form) such Subject Shares within five Business Days following the date that Company Stockholder acquires such Subject Shares.
(b)    Company Stockholder agrees that once the Subject Shares are tendered into the Offer, Company Stockholder shall (i) promptly notify Parent that such Shares have been tendered and (ii) prior to the Termination Date, not withdraw the tender of such Subject Shares unless the Offer shall have been terminated or withdrawn prior to the scheduled expiration time in accordance with the terms of the Merger Agreement or the Offer shall have expired unconsummated, or the Merger Agreement has been terminated in accordance with its terms.
(c)    Notwithstanding anything herein to the contrary, if the Offer is terminated or withdrawn by Merger Sub, or the Merger Agreement is terminated prior to the purchase of the Subject Shares in the Offer, Parent and Merger Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Merger Sub to return, all the Subject Shares tendered by Company Stockholder in the Offer to Company Stockholder.
1.2    Agreement to Vote. Subject to the terms of this Agreement, Company Stockholder hereby irrevocably and unconditionally agrees that, until the termination of the Merger Agreement in accordance with its terms, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, Company Stockholder shall, in each case to the fullest extent that Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of such Subject Shares (i) against any action or agreement that would reasonably be expected to result in the failure of any of Offer Conditions to be satisfied and (ii) against any Acquisition Proposal or Acquisition Transaction and against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with or prevent the consummation of the Offer or the Merger or the other Transactions. Company Stockholder shall retain at all times the right to vote all Subject Shares in Company Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally; provided that Company Stockholder complies with the terms of this Section 1.2.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF COMPANY STOCKHOLDER
Company Stockholder hereby represents and warrants to Parent and Merger Sub as follows:
2.1    Authority. Company Stockholder has all necessary legal capacity, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. Assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of Company Stockholder, enforceable against Company Stockholder in accordance with its terms, subject only to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) Applicable Law governing specific performance, injunctive relief and other equitable remedies.
2.2    Ownership of Subject Securities. As of the date hereof, Company Stockholder is the holder of record or “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of, and has good title to, [•] Subject Shares[ (including [•] Unvested Company Shares)], Subject Options covering [•] Subject Shares, Subject RSUs covering [•] Subject Shares and Subject PSUs covering [•] Subject Shares, free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever (including any restriction on the right to transfer such Subject Shares), except as provided hereunder or pursuant to any applicable restrictions on transfer under the Securities Act. As of the date hereof, Company Stockholder does not own, beneficially or otherwise, any Company Common Stock, Company Options or other securities of the Company other than the Subject Shares, Subject Options, Subject RSUs and Subject PSUs described in this Section 2.2.
2.3    Consents and Approvals; No Violation. (a) Except as may be set forth in the Merger Agreement (including filings as may be required under applicable securities and antitrust laws) and any filing required under Sections 13 or 16 under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Entity is necessary for the execution of this Agreement by Company Stockholder and the performance by Company Stockholder of its obligations under this Agreement and (b) none of the execution and delivery of this Agreement by Company Stockholder, the performance by Company Stockholder of its obligations under this Agreement or compliance by Company Stockholder with any of the provisions of this Agreement shall (i) result in a material violation or material breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to any third party right of termination, cancellation, amendment or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Company Stockholder is a party or (ii) subject to compliance with filing requirements as may be required under applicable securities laws, violate any order, writ, injunction, decree, judgment, statute, rule, or regulation applicable to Company Stockholder, except in each case under clauses (i) and (ii), where the absence of filing or authorization, conflict, violation, breach, or default would not impair, delay or adversely affect in any material respect the ability of Company Stockholder to perform Company Stockholder’s obligations hereunder.

2.4    Voting Power. Company Stockholder has sole voting power with respect to all Subject Shares, and sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I and IV of this Agreement and sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such powers, subject to applicable United States federal securities laws and this Agreement, in each case with respect to all Subject Shares. Company Stockholder: (a) is not a party to any Contract (including any voting agreement) with respect to any Subject Shares; (b) has not deposited any Subject Shares into any voting trust and (c) has not granted any proxy or power of attorney with respect to any Subject Shares, in each case inconsistent with Company Stockholder’s obligations under this Agreement.
2.5    Absence of Litigation. As of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of Company Stockholder, threatened against or otherwise affecting, Company Stockholder or any of his or her properties or assets (including Company Stockholder’s Subject Securities) that would reasonably be expected to impair, delay or adversely affect in any material respect the ability of Company Stockholder to perform Company Stockholder’s obligations hereunder.
2.6    No Finder’s Fees. Except as contemplated by the Merger Agreement, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Company Stockholder.
2.7    Acknowledgement. Company Stockholder has had the opportunity to review this Agreement and the Merger Agreement with counsel of Company Stockholder’s own choosing. Company Stockholder understands and acknowledges that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon Company Stockholder’s execution, delivery and performance of this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby represent and warrant to Company Stockholder as follows:
3.1    Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.
3.2    Corporate Authorization; Validity of Agreement; Necessary Action. Parent and Merger Sub have the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Parent and Merger Sub, and, assuming the due authorization, execution and delivery thereof by Company Stockholder, this Agreement constitutes a valid and legally binding agreement of Parent and Merger Sub enforceable against each of them in accordance with its terms, subject only to the effect, if any, of (a) as may be limited by applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) Applicable Law governing specific performance, injunctive relief and other equitable remedies.

3.3    Consents and Approvals; No Violation. (a) Except as may be set forth in the Merger Agreement (including filings as may be required under applicable securities laws) and any filing required under Section 13 or 16 under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Entity is necessary for the execution of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement and (b) none of the execution and delivery of this Agreement by each of Parent and Merger Sub, the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement or compliance by each of Parent and Merger Sub with any of the provisions of this Agreement shall (i) conflict with or result in any breach of the organizational documents of Parent or Merger Sub, (ii) result in a material violation or material breach of, or constitute (with or without notice or lapse of time, or both) a material default (or give rise to any third party right of termination, cancellation, amendment, or acceleration) under any of the terms, conditions, or provisions of any material Contract to which Parent or Merger Sub is a party or (iii) subject to compliance with filing requirements as may be required under applicable securities laws, violate any order, writ, injunction, decree, judgment, statute, rule, or regulation applicable to Parent or Merger Sub, except in each case under clauses (ii) or (iii), where the absence of filing or authorization, conflict, violation, breach or default would not materially impair or materially adversely affect in any material respect the ability of each of Parent and Merger Sub to perform its obligations hereunder.
ARTICLE IV
COVENANTS OF COMPANY STOCKHOLDER
Company Stockholder covenants and agrees as follows:
4.1    Restriction on Transfer. Except as contemplated by this Agreement or the Merger Agreement, during the period beginning from the execution and delivery by the parties of this Agreement through the termination of this Agreement in accordance with Article V, Company Stockholder shall not directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (each, a “Transfer”), or enter into any contract, option, or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of, any or all Subject Securities or any interest therein to any Person, other than pursuant to the Merger Agreement or the Offer or in connection with the exercise of any Company Options or settlement of any Company RSUs or Company PSUs (it being understood and agreed that any Subject Shares issued upon the exercise of Company Options or the settlement of Company RSUs or Company PSUs shall be subject to the restrictions set forth in this Section 4.1).
4.2    Stop Transfer. (a) This Agreement and the obligations hereunder shall attach to all Subject Securities and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including Company Stockholder’s successors or assigns and (b) Company Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of Company Stockholder’s Subject Securities, unless such transfer is made in compliance with this Agreement.

4.3    Waiver of Certain Actions. Company Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the Closing) or (b) alleging a breach of any duty of the Board (or aiding or abetting any such breach) in connection with the Merger Agreement, the Transactions, this Agreement or the transactions contemplated hereby.
4.4    Appraisal Rights. Company Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that Company Stockholder may have (including under Section 262 of the DGCL).
4.5    Additional Securities. In the event Company Stockholder becomes the record or beneficial owner of (a) any shares of Company Common Stock or any other securities of the Company (including upon the exercise of any Company Option or settlement of any Company RSU or Company PSU), (b) any securities that may be converted into or exchanged for shares of Company Common Stock or such other securities of the Company or (c) any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, shares of Company Common Stock or such other securities (collectively, “Additional Securities”), the terms of this Agreement shall apply to any of such Additional Securities as though owned by Company Stockholder on the date of this Agreement (other than with respect to representations and warranties that speak as of a specified date), and Company Stockholder shall notify Parent in writing, promptly following such acquisition, of the number and type of any and all such Additional Securities. In the event of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting any Subject Securities, then this Agreement shall apply to such securities immediately following the effectiveness of any such event.
4.6    Documentation and Information. Company Stockholder (a) consents to, and authorizes, the publication and disclosure by Parent and its affiliates of its identity and holding of Subject Securities and the nature of its commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Entity, the Offer Documents or any other disclosure document in connection with the Offer, the Merger or any of the other Transactions and (b) shall promptly provide Parent with any information it may reasonably request for the preparation of any such disclosure documents. Company Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any respect.
4.7    Public Announcements. Company Stockholder shall not issue any press release or make any other public statement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the prior written consent of Parent, except as such release or statement may be required by Applicable Law.

4.8    No Solicitation. Subject to Section 6.3 hereof, Company Stockholder hereby agrees that it shall not, directly or indirectly, (a) solicit, initiate or knowingly facilitate or encourage the making, submission or public announcement of an Acquisition Proposal or (b) enter into, participate in, maintain or continue any communications or negotiations regarding a potential Acquisition Proposal with any Person other than Parent, Merger Sub or the Company (other than informing Persons of the provisions set forth in the Merger Agreement). Company Stockholder shall immediately cease any discussions or negotiations with any Person conducted heretofore with respect to an Acquisition Proposal. Notwithstanding anything to the contrary provided in this Agreement, Company Stockholder or any of its controlled affiliates or representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with an Acquisition Proposal in the event that the Company is permitted to take the actions set forth in Section 6.1(c) of the Merger Agreement with respect to such Acquisition Proposal.
4.9    No Groups. Company Stockholder agrees that, without the prior written consent of Parent, it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) with respect to any Company Common Stock or other voting securities of the Company for the purpose of opposing or competing with the Offer or the Merger.
ARTICLE V
TERMINATION
5.1    Termination. This Agreement and the covenants and agreements set forth in this Agreement shall terminate automatically (without any further action of the parties) upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) a Change of Recommendation effected in compliance with the Merger Agreement, (iii) the Effective Time, (iv) the acceptance for payment by Merger Sub (or other affiliate of Parent) of the shares of Company Common Stock validly tendered pursuant to the Offer and not properly withdrawn, (v) upon mutual written consent of the parties to terminate this Agreement, and (vi) the date of any modification, waiver or amendment of the Merger Agreement in a manner that reduces the amount or changes the form of consideration payable thereunder to Company Stockholder (the date of such termination being referred to herein as the "Termination Date"). In the event of termination of this Agreement pursuant to this Article V, this Agreement shall become void and of no effect with no liability on the part of any party; provided that this Article V and Article VI shall survive the termination of this Agreement; provided, further that no such termination shall relieve any party from liability for any willful and material breach of this Agreement prior to such termination.
ARTICLE VI
MISCELLANEOUS
6.1    Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.
(a)    This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the state of Delaware applicable to contracts executed and to be performed wholly within such state without giving effect to the choice of law principles of such state, except for the provisions of this Agreement that relate expressly to the DGCL, which shall be construed, performed and enforced in accordance with, and governed by, the DGCL.

(b)    Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court for the purpose of any action or proceeding arising out of this Agreement, (b) hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the Transactions, and hereby waive, and agree not to assert, as a defense in any Legal Proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such Legal Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such Legal Proceeding shall be heard and determined in such courts., (c) consents to the service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 6.7 and (d) agrees that it will not bring any action relating to this Agreement in any court other than the Court of Chancery of the State of Delaware, New Castle County, or if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, and irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the Court of Chancery of the State of Delaware, New Castle County, or if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(c)    Each of Parent, Merger Sub and Company Stockholder hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub or Company Stockholder in the negotiation, administration, performance and enforcement of this Agreement.
6.2    Specific Performance. Company Stockholder agrees that irreparable damage would occur and that Parent would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without posting bond or other security, and without the necessity of proving actual damages, in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which Parent is entitled at law or in equity. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have under Applicable Law.
6.3    Stockholder Capacity. Company Stockholder enters into this Agreement solely in its capacity as the record or beneficial owner of the Subject Securities. Nothing contained in this Agreement shall limit the rights and obligations of Company Stockholder in his or her capacity as a director or officer of the Company or in Company Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, or in any other capacity whatsoever.
6.4    No Ownership Interest. Except as otherwise provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to Company Stockholder.

6.5    Assignment; No Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except that Parent or Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any wholly owned subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.
6.6    Amendments, Waivers, etc. Neither this Agreement nor any term hereof may be amended other than by an instrument in writing signed by Parent, Merger Sub and Company Stockholder. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought, except that this Agreement may be terminated as set forth in Article V. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
6.7    Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered either personally, by facsimile transmission (with acknowledgment received) or by overnight courier (providing proof of delivery) to the parties at the following addresses:
If to Company Stockholder:
[•]
[•]
[•]
Attention: General Counsel
Facsimile No.: [•]
If to Parent or Merger Sub, to:
Synchronoss Technologies, Inc.
200 Crossing Blvd.
Bridgewater, NJ 08807
Attention: General Counsel
Email: legal@synchronoss.com

with copies to (which shall not constitute notice):

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
One Marina Park Drive, Suite 900
Boston, MA 02210
Attention: Marc F. Dupré
Facsimile No.: (617) 648-9199

or such other address or facsimile number as such party may hereafter specify by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
6.8    Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
6.9    Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The term “Section” refers to the specified Section of this Agreement. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender and neutral forms of such words, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereto,” “hereunder” and derivative or similar words refer to this entire Agreement, (iv) references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection, (v) references to any Person include the successors and permitted assigns of such Person, (vi) references from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively and (vii) the phrases “provide to” and “deliver to” and phrases of similar import mean that a true, correct and complete unredacted paper or electronic copy of the information or material referred to has been delivered to the party to whom such information or material is to be provided. References to any statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.”
6.10    Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.
6.11    Severability. If any term or provision of this Agreement is held to be invalid, illegal, incapable of being enforced by any rule of law, or public policy, or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

6.12    Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
6.13    Further Assurances. From time to time at the request of Parent, and without further consideration, Company Stockholder shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to effect the matters contemplated by this Agreement.
6.14    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, Company Stockholder covenants, agrees and acknowledges that he, she or it shall in no event have any recourse whatsoever under this Agreement or any documents or instruments delivered in connection with this Agreement against any of Parent’s present or former directors, executive officers, employees, or Affiliates (collectively, the “Related Parties”), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties for any obligation or liability of Parent under this Agreement, or in respect of any oral representations made or alleged to be made in connection herewith, for any claim based on, in respect of or by reason of such obligations or liabilities or their creation.
6.15    Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission, electronic mail in PDF form or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document shall be effective as delivery of a manually executed counterpart of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
SYNCHRONOSS TECHNOLOGIES, INC.
By:
    Name:
    Title:

GL MERGER SUB, INC.
By:
    Name:
    Title:

[Signature Page to Tender and Support Agreement]

___________________________________
[NAME OF COMPANY STOCKHOLDER]

[Signature Page to Tender and Support Agreement]